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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                              Amendment Number One
                    To Report on Form 8-K Dated July 28, 1999

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report    September 27, 1999       Commission file number    0-3833
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                              MORGAN'S FOODS, INC.
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             (Exact name of registrant as specified in its charter)

             Ohio                                        34-0562210
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(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                    Identification Number)

            24200 Chagrin Boulevard, Suite 126, Beachwood, OH    44122
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              (Address of principal executive officers)        (Zip Code)

Registrant's telephone number, including area code: (216) 360-7500
                                                   -------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On July 14, 1999 Morgan's Restaurants of Pennsylvania, Inc., Morgan's Restaurants of Ohio, Inc., Morgan's Restaurants of West Virginia, Inc. and Morgan's Foods of Missouri, Inc., all wholly owned subsidiaries of Morgan's Foods, Inc. completed the acquisition of the assets of fifty-four (54) existing KFC and Taco Bell restaurants and the land and building of a non-operating KFC restaurant from various subsidiaries of Tricon Global Restaurants, Inc. for cash in the amount of $33,740,000. This consideration was arrived at by negotiations between the parties, giving weight to such factors as revenues, cashflows and real estate values. The assets involved include land, buildings, leasehold improvements, equipment, franchise agreements and inventories in West Virginia, Ohio, Pennsylvania and Missouri, used in the operation of the forty-two (42) KFC restaurants and twelve (12) Taco Bell restaurants. The Company intends to continue to operate the fifty-four (54) properties as KFC and Taco Bell restaurants under the franchise agreements which were assigned to the Company as part of the asset purchase and sale transaction. It is also the intention of the Company to reopen the closed KFC restaurant as a KFC/Taco Bell "2n1" restaurant. Twelve of the KFC restaurants in Pennsylvania are KFC/Taco Bell "2n1" restaurants. Revenues for the forty-three KFC restaurant properties (including the non-operating restaurant) for the 12 months ended April 19, 1999 were $34,100,000 and revenues for the twelve Taco Bell restaurants for the 12 months ended April 20, 1999 were $7,300,000. Funds for the acquisition were provided by Captec Financial Group, Inc. in the form of separate loans for each property. The maturities of the loans range from 13 years to 20 years at fixed interest rates and they are secured by substantially all of the assets which were purchased. The following is a summary of the acquired restaurant locations:


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    Market Area                          Restaurants
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    Pittsburgh, PA               26 KFC (incl. 12 KFC/Taco Bell "2n1")
                                 12 Taco Bell
    Wheeling, WV                 7 KFC
     (incl. 2 OH)                1 closed KFC
    St. Louis, MO                9 KFC


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

         The financial statements of the acquired businesses are presented in
         Exhibit 99-A to this filing and are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

         The pro forma financial information required by Article 11 of Regulation S-X, related to this acquisition is presented in Exhibit 99-B to this filing and is incorporated herein by reference.

         (c)     Exhibits.

         The following Exhibits which were not available on July 28, 1999 when the original Form 8-K was filed are filed herewith and incorporated herein by this reference:

           Exhibit
           Number       Exhibit Description
           ------       -------------------

             2-A        Asset Purchase and Sale Agreement dated April 30, 1999
             2-B        Asset Purchase and Sale Agreement dated May 7, 1999
             23         Independent Auditors' Consent
             99-A       Financial statements of business acquired
             99-B       Pro Forma Financial Information


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



                                              Morgan's Foods, Inc.
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                                                  (Registrant)


Dated:   September 27, 1999         By: /s/  Kenneth L. Hignett
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                                           Kenneth L. Hignett
                                           Senior Vice President,
                                           Chief Financial Officer & Secretary